Exhibit 99.1 I N V E S T O R P R E S E N T A T I O N AquaBounty Technologies, Inc. NASDAQ: AQB November 2021 AquaBounty.com 1

Forward-Looking Statements Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this presentation are forward-looking statements, including, but not limited to, statements regarding the economic viability of land-based production facilities; the economic and operational benefits of AquAdvantage salmon(“AAS”); the projected cost for Farm 3 (and other future farms), and the availability and timing of debt financing for its construction and its timeline for starting and completion; projections for pricing, revenue, margin, and payback periods; the potential for increases in productivity, EBITDA, and the profitability of AquaBounty Technologies, Inc.(“AquaBounty”); the size and timing of future harvests and egg production; projected growth in seafood consumption and market size, expansion of the aquaculture industry, and increasing demand for salmon; growth rates of AAS and KPIs; continuing supply constraints and their impact on pricing; the impacts of future environmental conditions; market interest in land-based aquaculture; the anticipated benefits of AAS and land-based production to consumers and the environment; non-exposure to pathogens, parasites, or environmental contaminants; the use of antibiotics, chemicals, and medications; continued operational performance against targets; the potential for consumer acceptance of AAS; AquaBounty’s farm development and commercial strategy, including demonstration of commercial viability, successful positioning and messaging of AAS, the realization of particular marketing events and campaigns, the establishment and types of sales channels, agreements with distributors and industrial producers, joint-venture relationships, and progress against commercial launch timelines; the potential for the development of additional products, product traits, operational efficiencies and scale, nutritional enhancements, recirculating aquaculture system improvements, and production sites; potential siting and countries for expansion; and the completion of field trials, approval of AAS, and potential relationships with local partners in other markets. Although management believes that the plans, objectives, and expectations reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties, and actual future results may be materially different from the plans, objectives, and expectations expressed in this presentation. These risks and uncertainties include, but are not limited to: (i) our limited operating history and track record of operating losses; (ii) our cash position and ability to raise additional capital to finance our activities, including to fund the construction and operation of Farm 3; (iii) the anticipated benefits and characteristics of AAS; (iv) the ability to secure any necessary regulatory approvals to commercialize any products; (v) our ability to adapt to changes in laws or regulations and policies; (vi) the uncertainty of achieving the business plan, future revenue, and operating results; (vii) the impact of business, political, legal, or economic disruptions or global health concerns, including the impact of the current global health pandemic, labor shortages and supply chain disruptions; (viii) developments concerning our research projects; (ix) our ability to successfully enter new markets or develop additional products; (x) competition from existing technologies and products or new technologies and products that may emerge; (xi) actual or anticipated variations in our operating results; (xii) market conditions in our industry; (xiii) our ability to protect our intellectual property and other proprietary rights and technologies; (xiv) the rate and degree of market acceptance of any products developed through the application of bioengineering, including bioengineered fish; (xv) our ability to retain and recruit key personnel; (xvi) the success of any of our future joint ventures, acquisitions or investments; (xvii) international business risks and exchange rate fluctuations; (xviii) the possible volatility of our stock price; (xix) our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing , including to fund the construction and operation of Farm 3 and (xx) our ability to leverage our experience with Farm 3 to create additional farms. We caution you that the foregoing list may not contain all of the risks to which the forward-looking statements made in this presentation are subject. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, seeAquaBounty’s public filings with the Securities and Exchange Commission(“SEC”), available on the“Investors” section of our website at www.aquabounty.com and on theSEC’s website at www.sec.gov. Forward-looking statements are not promises or guarantees of future performance, and we may not actually achieve the plans, intentions, or expectations disclosed in our forward- looking statements. Actual results or events could differ materially from the plans, intentions, and expectations disclosed in the forward-looking statements we make, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments that we may make. All information in this presentation is as of the date of its release, and AquaBounty undertakes no duty to update or revise this information unless required by law. AquaBounty.com 2

Company And Market Overview AquaBounty.com 3

AquaBounty: Leaders in Aquaculture and Biotechnology

Company Profile

Headquarters:	Maynard, MA
Total Employees:	90
RAS Farms:	Albany, Indiana and Prince Edward Island, Canada

- Pioneers in on-land aquaculture, using proprietary technology to deliver game changing solutions to global problems
- Committed to feeding the world with land-based salmon farmed *efficiently, sustainably and profitably*
- Blazed the trail for genetically engineered animal protein; overcoming political and perceptual hurdles
- Significantly increasing profitability for salmon farming in land-based Recirculating Aquaculture Systems ("RAS")
- Leveraging 25 years of operational experience with RAS to produce efficiently and ensure success of new farming methods

Key Milestones

1989	First AquAdvantage Salmon "AAS" line created
1995	Regulatory approval process begins for AAS
2015	U.S. Food and Drug Administration ("FDA") approves AAS for consumption in the US
2016	Health Canada approves AAS for consumption in Canada
2017	AquaBounty purchases Indiana Farm
2018	Conventional salmon eggs enter Indiana Farm Hatchery
2019	AAS eggs enter Indiana Farm Hatchery
2020	First conventional salmon harvested in June
2021	First genetically engineered salmon harvested in May Selected Pioneer, OH for first large-scale farm Regulatory approval for AAS granted in Brazil in June

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Investment Highlights

- **Proprietary salmon genetics** utilized to create the first of its kind, genetically engineered animal approved for consumption by FDA and Health Canada – AquAdvantage Salmon ("AAS")[1]
- **$17 billion[2] global salmon market** driven by a massive supply-demand imbalance and increasing need for fresh and nutritious proteins for a growing global population[3]
- AAS offers **superior economics vs. conventional salmon** by enabling 70% more harvest output while using 25% less feed[4] – expected to provide EBITDA margins 2x higher than conventional salmon in land-based farms[5]
- **Competitive moat** created by the regulatory framework gives us a significant lead on anyone planning to come to market with genetically engineered salmon
- **Industry leading management team** that brings significant food service, supply & production experience with a robust biotechnology & aquaculture background
- **Process validation** from the **successful first harvest** of conventional salmon in Q2 2020 and sales demand from AAS harvests in Q2/Q3 2021
- **Selected location for next farm (Pioneer, Ohio)** – a 10,000 metric ton commercial scale farm; confirmed basis of design; construction expected to begin in Q4 2021[6]

AquaBounty Technologies, Inc.
(NASDAQ: AQB)

Share Price[7]	$3.76
Market Cap[7]	$267.1M
Cash[8]	$198.3M
Debt[8]	$9.4M
Shares Outstanding[7]	71.0M
Float Shares[7]	52.4M
Insiders & 10% Holders[7]	26.2%

7. Data as of November 10, 2021
8. Cash and debt as of September 30, 2021. Cash includes marketable securities and restricted cash.

1. U.S. FDA AquAdvantage Salmon Fact Sheet, https://www.fda.gov/animal-veterinary/animals-intentional-genomic-alterations/aquadvantage-salmon-fact-sheet
2. FAO Statistical Data Search (December 2019)
3. Westhoek et al., The Protein Puzzle (2011) – United Nations
4. Effects of combined 'all-fish' growth hormone transgenics and triploidy on growth and nutrient utilization of Atlantic salmon (Salmo salar L.) fed a practical grower diet of known composition – Elsevier, May 24, 2013
5. See Slide 22
6. Subject to obtaining remaining regulatory approvals, securing debt financing, and other factors beyond the Company's control

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Experienced Management Team



Sylvia Wulf

President and CEO

Ms. Wulf has a reputation as a proven leader and accomplished executive driving both growth and improved performance. Her diverse career encompasses executive level positions in General Management, Sales, Marketing and M&A in a variety of industries.

US FOODS Tyson Sara Lee



Alejandro Rojas, DVM

Chief Operating Officer

Dr. Rojas is a renowned expert in salmon farming. His areas of expertise include technical and economic analysis for M&A activities, new species development and consulting on fish production, aquatic health, environment and biosecurity programs.

MOWI



Angela Olsen

General Counsel

Ms. Olsen is an experienced legal advisor driving key business outcomes through her extensive US and global expertise in commercial law, complex legal regulatory matters and litigation relating to food, agriculture and biotechnology.

DUPONT JONES DAY LATHAM & WATKINS



David Frank

CFO and Treasurer

Mr. Frank has extensive experience working with early stage companies, both public and private and has completed financing transactions for initial start-up, growth and M&A. He brings a strategic outlook to company growth and a hands-on approach to cash management.

SMARTENERGY Magellan

David Melbourne

Chief Commercial Officer

Mr. Melbourne is a 30-year veteran of the CPG industry, spending the last 25 years with a focus on seafood. He has expertise in Marketing, Strategy, Corporate Communications, Industry Relations and Government Affairs.

BUMBLE BEE SEAFOODS



Mark Walton, Ph.D.

Chief Technology Officer

Dr. Walton has expertise in genetics and regulatory affairs. He is deeply involved in the on-going discussion between industry and governments on the regulation of genetically engineered animal proteins.

VIAGEN PETS recombinetics



Melissa Daily

Chief People Officer

Ms. Daley is a strategic, business-minded people and culture leader focused on driving potential. She specializes in high performing teams, DEI (Diversity, Equity and Inclusion), novel change management, and attracting and retaining talent.

Fonterra



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Population Growth Creates Need for New Solutions



It is projected that Aquaculture must produce nearly 47.5 million additional tons of fish by 2050 to meet future demand[3].

We believe there is a better way!

- Global population projected at 9 billion people by 2050 – 26% growth in 30 years[1], with a growing middle class driving increased protein demand
- Protein consumption is predicted to nearly double from 2017 to 2050, with marine-based proteins gaining a growing market share[2]
- 90%+ of world's fisheries are fully fished or overfished, according to FAO's The State of World Fisheries and Aquaculture 2020
- No further pressure can be placed on wild fisheries
- Critical impacts on water and energy usage & the need to reduce greenhouse gas emissions
- Viable sea cage farming has limitations:
  - Sea lice
  - Algae bloom
  - Ocean contamination – micro plastics

1. World Populations Prospects 2019 – United Nations
2. Mowi Handbook 2020
3. Mowi Annual Report 2019

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Atlantic Salmon – Large Market With Inefficient Supply Chain

Land-Based RAS Farming Has Potential to Disrupt The Industry


3-6 Days
5-8 Days
NORWAY, FAROE IS. ICELAND kt
Harvest 1,333
Market 42
NORTH AMERICA kt
Harvest 142
Market 565
RUSSIA kt
Harvest 10
Market 78
EU kt
Harvest 175
Market 1,069
ASIA kt
Harvest 0
Market 344
LATIN AMERICA kt
Harvest 701
Market 169
OCEANIA kt
Harvest 74
Market 64
= High freight cost, large carbon footprint, reduced product shelf life

Global Atlantic Salmon Market[2] =
2.6 million metric tons[3] worth $17.1 billion[3]

Market Dynamics

- Salmon is widely known to be healthy & nutritious[1]

Inefficient Supply Chain:

- Current sea-cage operations are highly dependent on-air freight
- Supply is constrained in production locations for environmental & regulatory issues related to production methods

Long-term Demand Drivers:

- A domestic imperative to meet rising U.S. demand
- Growing population and rising middle class, bringing an increased demand for healthy protein

COVID-19 Update

- Demand in the U.S. initially fell as COVID-19 negatively impacted food services[4]
- Demand for salmon has strengthened as COVID-19 measures have become less restrictive and spot prices are strong[5]
- As per capita disposable income has risen, consumers are now in a position whereby they can better afford some of the industry's highest-profit products such as salmon and lobster. Domestically, per capita consumption of seafood has increased at an annualized rate of 1.3% over the last five years[6]

1. Salmon Nutrition: Everything You Need To Know About Salmon – NFI, July 1, 2019. A Guide To Eating Seafood During Pregnancy – Dish On Fish, April 25, 2019
2. Kontali Analyse - Mowi Handbook 2021
3. FAO Statistical Data Search May 11, 2021
4. The Fish Site: How COVID-19 is impacting the global salmon and shrimp sectors
5. Undercurrent News (August 30, 2021): US Atlantic Salmon Market in Midst of Unprecedented Rebound
6. IBISWorld "Fish & Seafood Aquaculture in the US" April 2021

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Farmed Salmon Competitive Landscape ▪ Salmon farming competition is primarily in sea cages and to a lesser extent land-based farming ▪ Growing momentum in land-based salmon farming projects has the potential to further disrupt the industry Growth in Land-Based Salmon Farming U.S. RAS Farms In Production International Sea-Cage Operations (WFE) Volume plans identified in 2018 vs 2019 (kt) 488,000 mt IN – 1,200 mt 1000 First Harvest 2020 900 248,000 mt FL (Phase 1) – 10,000 mt 800 FL (Phase 2) – 25,000 mt 700 First Harvest 2020 190,000 mt 600 North American RAS Farms Announced and in Development 184,000 mt 500 400 ME – 33,000 mt 179,000 mt CA – 33,000 mt 300 ME – 20,000 mt 200 79,000 mt 100 NV – 15,000 mt 0 MD – 100,000 mt 2019 2020 2021 2022+ 2018 Analysis 2019 Analysis VA – 10,000 mt AquaBounty.com 9 Sources: DNB Landbased Salmon; IntraFish Land-Based Salmon Farming Report 2019; SeafoodSource; company data and websites; Kontali Salmon World 2021

AquaBounty is Well Poised to Take Advantage of Fragmented State of Aquaculture

Market fragmentation plus favorable industry tailwinds ideally position AquaBounty to take market share

- Aquaculture now supplies the majority of the fish we consume
- Enormous growth potential in land-based farming with shrinking wild salmon sizes and marine-based salmon farms under mounting pressure to clean up or close down
- Fewer than 100 land-based salmon projects globally, some attracting significant interest from private equity and investment banks
- Although expensive and environmentally challenging, proponents say land-based salmon farms offer the best shot at making seafood sustainable

Well-positioned over competitors to produce safe, secure, and sustainable salmon without premium pricing

Sourcing the World's Fish

Global capture fisheries and aquaculture production, in metric tons



Capture fisheries, inland waters
Capture fisheries, marine waters
Aquaculture, inland waters
Aquaculture, marine waters
180m
120
60
0
1961
1980
2000
2018

Excludes aquatic mammals; crocodiles, alligators, and caimans; and seaweeds and other aquatic plants.
Data: Food and Agriculture Organization of the United Nations

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AquAdvantage Salmon: Better for the Environment. More for Consumers.

Enhanced Benefits of Controlled Operations Compared To Sea-Cage Farming

Faster Growth

Critical during most vulnerable stages of fish lifecycle

Lower Carbon Footprint

Greater than 95% water recycled and reduced transportation to consumption

Less Feed Used

25% improvement in Feed Conversion Rate (FCR)[1]



Aquaponics / Hydroponics

Efficient use of resources and waste utilization as agriculture fertilizer

Biosecurity

Designed to prevent escapement and impacts on broader ecosystem

No Chemicals or Antibiotics

Reduced risk of infections commonly seen in sea-cage farming

Customer Value Proposition

Pricing strategy aligned to market rates with potential to raise prices upon production of Superior Grade salmon

1. Effects of combined 'all-fish' growth hormone transgenics and triploidy on growth and nutrient utilization of Atlantic salmon (Salmo salar L.) fed a practical grower diet of known composition – Elsevier, May 24, 2013

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State of The Current Business AquaBounty.com 12

We Continue to Achieve Key Milestones Scaling the Ramping Bringing AAS Bolstering our Business Production to Market Balance Sheet • Made strong strides against • First processing capability • Robust communications • Completed four equity our long-term plans to scale on-line at Indiana farm as of platform in place to engage transactions, providing net commercial production and January 2021 consumers, customers and proceeds of $224 million expand production capacity• Conventional salmon the culinary community• Toledo-Lucas County Port • Selected Pioneer, OH as harvest completed Q2 2020 • On-going dialogue with Authority board has location for next farm and • Continuous harvesting of various sales channel approved the issuance of up expect to begin construction AAS began Q2 2021 partners to continue to $300 million in bonds to in Q4 2021• Converting 250 MT facility in refining messaging and support the financing of the • Completed initial design and PEI to Broodstock facility for pricing Ohio Farm project refined estimated costs production of conventional • All harvested AAS have been • Wells Fargo Corporate and and AAS eggs sold with demand Investment Banking to continuing to build underwrite and market the • Indications of interest in bond placement, expected long-term supply to be completed in Q1 2022 agreements AquaBounty.com 13

AquaBounty

KPI’s Meeting Expectations

- Continuously improving KPIs and delivering solid results with a less than optimal farm design or latest technology
- Cost and performance improvement is on-going through R&D initiatives, including feeding trials, biofiltration/water management fine-tuning and density optimization

Farm	Fish Type	Number	Harvest
Indiana	AAS Batch 1	23,800	Q4’21 - Q1’22
	AAS Batch 2	56,600	Q1’22 - Q2’22
	AAS Batch 3	63,400	Q2’22 - Q3’22
	AAS Batch 4	44,900	Q3’22 - Q4’22
	AAS Batches 5-9	250,900	Q4’22 - 2023
Rollo Bay	AAS Batch 1	5,900	Q4’21 / Q1’22
	AAS Batch 2	15,100	Q1’22 / Q2’22

Source: Expected harvests based on AquaBounty Technologies, Inc. assumptions and projections.

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Driving Growth & Expansion AquaBounty.com 15

Expansion Plans Proceeding for Ohio Farm Key Achievements Ohio Farm Partners ▪ Completed detailed basis of design and cost estimates for our large-scale, 10,000 metric ton farm ▪ Selected Pioneer, OH, as the site from an initial pool of approximately 230 sites o Evaluation criteria included water/waste-water volumes, low electricity prices, proximity Ohio Farm Builder Leading design-build to major population centers, availability of labor pools and supportive political engineering firm in the environment food market o On track for permit requirements o Basis of Design documents used to pursue competitive construction bids and tax exempt RAS Equipment Provider “green bond” financing – value engineering ongoing for additional efficiency and cost Designs advanced aquatic solutions for the optimization aquaculture industry o Toledo-Lucas County Port Authority board has approved the issuance of up to $300 million in bonds to support the financing of the project which are expected to be underwritten by Wells Fargo Site Selection Global site selection firm o Site preparation and construction expected to begin in Q4 2021 specializing in farming and aquaculture AquaBounty.com 16

AquaBounty in Pioneer, Ohio Preliminary Rendition of Pioneer Farm Site Overview ▪ Estimated Square Footage: 479,000 sq. ft. ▪ Expected to create 100+ jobs ▪ Expected Construction Start Date: Q4 2021 Next Steps ▪ Complete real estate purchase ▪ Complete permitting process ▪ Begin Phase 1 engineering and construction ▪ Actively pursue additional funding including debt financing Template for Future Farms ▪ Knowledge in site selection, government regulations, financing, and engineering will create the template for planning additional farms including improved design and technology ▪ Incorporating key learnings from Ohio Farm will benefit start up and training for future farms AquaBounty.com 17

Continued Global Expansion Israel In advanced discussions to North America form a 50/50 JV with a leading partner for Farm 4 ▪ Continued expansion in U.S. and Canada with potential for 3-5 farms by 2025 International ▪ Conversations continue with expansion partners in South America, Asia & the Middle East China In early stage ▪ Targeting high volume/strategic Net discussions with Import markets to include: two potential - China: 198,000 mt operating - Brazil: 110,000 mt partners and - Israel: 40,000 mt moving forward - Argentina: 11,000 mt with field trials in preparation for regulatory Brazil & Argentina approval Approved for field trials in Argentina (2015). Regulatory approval granted in Brazil (June 2021) & exploring potential AquaBounty.com 18 operating partners

Optimizing Current Technology While Innovating for the Future

- Biotechnology leader providing molecular solutions that address problems & opportunities for the global aquaculture industry
- World Class operator of land-based Recirculating Aquaculture Systems
- Committed to the excellent husbandry and nutrition of fish

Seafood Genetics	RAS Technology Enhancements	Nutrition and Disease
Improving & delivering enhanced traits, particularly in salmon: ○ Selective breeding ○ Gene editing ○ Accelerated trait delivery	○ Expand land-based aquaculture experience to additional species ○ Maximize system performance ○ Biofilter optimization ○ Biomass optimization ○ Energy efficiency	○ Better feed formulations ○ Sustainability of feed ○ Improve RAS performance ○ Enhanced performance & resilience ○ Nutritional profile

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A Combination of Organic and Inorganic Opportunities Optimize Growth Portfolio Our focus is primarily on organic growth with a small portion dedicated towards inorganic growth opportunities Organic Growth Inorganic Growth PRIMARY SECONDARY Site Expansion 4-5 new farms operating at capacity by 2030, translating to 50,000 mt of output M&A Egg Production Expanding production opportunity based Careful evaluation of on market demand with estimated inorganic growth revenue between $3-7M opportunities that align JV with core strategies • Species Ongoing R&D Projects • Feed additives Generate sustainable future revenue, • RAS improvements improve ESG metrics, and improve productivity/cost Investment Leveraging and extending our core competencies across: Genetics Nutrition Fish Health AquaBounty.com 20

Key Financial Metrics AquaBounty.com 21

AquAdvantage Salmon Economics vs. Conventional Salmon


Throughput increase leverages site infrastructure
Improved feed conversion by ~25% reduces feed costs
Faster growth to harvest weight (> 4kg) results in 1.7X increase in harvest
EBITDA
18 vs 26 mo's
Feed is the largest variable production cost
AquAdvantage
Conventional
2X Farm EBITDA $[1]
70% Production Advantage
Conventional salmon in land-based RAS EBITDA
Same sized farm
AquAdvantage Salmon in land-based RAS EBITDA

Faster growth to harvest accelerates returns on investment in farm operations

1. Management estimates based on current assumptions. EBITDA is defined as farm operation net income (loss), plus depreciation expense, other income/expense, including interest expense and interest income, and the provision for income taxes.

Note: Current assumptions may turn out to be incorrect including changes in prices of feed and other variable costs or growth rate of the salmon

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Ohio Farm Expected to Generate Industry-Leading Economics[1]

	Ohio Farm Projections
Annual Output (live weight)	10,000 mt
Annual Revenue[2]	$82 million
Operating Margin %	15%
EBITDA	$24 million
EBITDA Margin %	29%
EBITDA Return on Invested Equity	16%

1. Source: Expected harvests based on AquaBounty Technologies, Inc. assumptions and projections.
2. Revenue assumes commodity pricing,
   - 90% fillet
   - 10% HOG

Profitable Land-Based Farming at Commodity Pricing

- Precision farming in conjunction with our technical points of difference ensure consistency in supply & cost
- Biosecurity – protects from exposure to disease & parasites
- 100% grown, harvested & processed close to consumption
- A fresher product to market with significant reduction in transportation costs & carbon emissions

Proprietary GE Atlantic Salmon Accelerates ROI

- GE Salmon delivers 2x EBITDA vs. conventional RAS salmon
- GE benefits vs. conventional salmon reflect key advantages:
  - Reduced time to harvest, from 26 months to 18 months, results in 70% more farm-gate weight at harvest per year
  - Improved feed conversion reduces feed costs by approximately 25%, which is the largest single component of RAS production expenses
  - Increased production levels result in operating leverage for farm labor & oxygen expenses

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Estimate on Ohio Farm Cost of Construction ($ in millions) Additional Reduction Opportunities • Target of $295 million provided to CRB (Ohio Farm builder) for Total Design • Contingencies and profit remain to be addressed AquaBounty.com 24

Q3’2021 Capitalization Cash, Marketable Securities and Restricted Cash (as of September 30, 2021, $ in thousands) $198,312 Debt (as of September 30, 2021, $ in thousands) ACOA AIF Grant, 0% Interest $2,259 ACOA Term Loan, 0% Interest, Matures February 2027 $160 ACOA Term Loan, 0% Interest, Matures September 2029 $350 ACOA Term Loan, 0% Interest, Matures December 2025 $197 Kubota Canada Ltd., 0% Interest, Matures January 2025 $36 Finance PEI Term Loan, 4% Interest, Matures November 2023 $1,965 Department of Fisheries and Oceans, 0% Interest, Matures August 2032 $405 First Farmers Bank & Trust Loan Facility, 5.375% Interest, Matures October 2028 $4,000 Total Debt $9,371 Warrants (Outstanding as of September 30, 2021, in thousands of shares) $3.25 Exercise Price 418 Common Stock (Outstanding as of September 30, 2021, in thousands of shares) 71,026 Source: AQB’s Q3’2021 10-Q AquaBounty.com 25

1 Current and Long-Term Growth Targets Performance Metrics Projected Production Output (mt) ▪ Production output growth target = 51 50,000 mt by 2030 ▪ Assumes 4 to 5 new farms 41 36 ▪ Targeting non-dilutive financing sources (ex: debt) to leverage cash investment 26 ▪ Estimated EBITDA margin % per farm of 29% 16 ▪ Estimated EBITDA return on invested equity of 16% per farm 4 0.7 1 1 2022 2023 2024 2025 2026 2027 2028 2029 2030 1. Based on AquaBounty Technologies, Inc. current assumptions and projections. These assumptions and projections may change in the future. AquaBounty.com 26

Let’s Have a Conversation

AquaBounty uses next-generation land-based aquaculture and gene-editing technology that supports ocean conservation and provides consumers with regional access to nutritious, fresh and affordable salmon with no added antibiotics.

Investor Relations

Greg Falesnik

Managing Director – MZ North America

(949) 385-6449

AQB@mzgroup.us

AquaBounty

David A. Frank

Chief Financial Officer

+1-978-648-6000

dfrank@aquabounty.com

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